                                                                    Exhibit 99.1

                            AKAMAI TECHNOLOGIES, INC.

                         Restricted Stock Unit Agreement
     Granted Under the Second Amended and Restated 1998 Stock Incentive Plan

     1. Grant of Award.

     This Agreement evidences the grant by Akamai Technologies, Inc., a Delaware corporation (the "Company") on January 16, 2007 (the "Grant Date") to ____________ (the "Participant") of ________ restricted stock units of the Company (individually, an "RSU" and collectively, the "RSUs"), subject to the terms and conditions set forth in this Agreement and the Second Amended and Restated 1998 Stock Incentive Plan (the "Plan"). Each RSU represents the right to receive one share of the common stock, par value $.01 per share, of the Company ("Common Stock") as provided in this Agreement. The shares of Common Stock that are issuable upon vesting of the RSUs are referred to in this Agreement as "Shares." Capitalized terms used but not defined in this Agreement shall have the meanings specified in the Plan.

     2. Vesting; Forfeiture.

     Subject to the terms and conditions of this Agreement and provided that the Participant continues to provide services until the Vesting Date (as defined below):

          (a) This award shall vest as to one-third of the original number of RSUs annually on the second business day following the date on which the Company releases its earnings results for the preceding fiscal year in the event that the Company achieved the following revenue metrics for the applicable fiscal year:

2007   $[**]
2008   $[**]
2009   $[**]

The date on which RSUs vest may be referred to herein as the "Vesting Date." If the Company does not meet the applicable revenue metric during a fiscal year, the 33% of RSUs eligible for vesting in connection therewith shall be forfeited.

          (b) Except as otherwise provided in this Section 2, RSUs shall not continue to vest unless the Participant is, and has been at all times since the Grant Date, an employee, officer or director of, or consultant or advisor to, the Company.

          (c) In the event that the Participant's employment with the Company ceases or is terminated for any reason, including by reason of death or disability, other than "Cause" (as defined below), then the number of RSUs which shall be vested shall be the number that are vested as of the date of actual termination. For purposes of this Section 2, "Cause" shall mean unsatisfactory job performance (as determined by the Company), willful misconduct, fraud, gross negligence, disobedience or dishonesty. In the event that the Participant's employment with the Company is terminated for Cause, all unvested RSUs shall be forfeited effective as of the date of termination.

          (d) For purposes of this Agreement, employment with the Company shall include employment with a parent, subsidiary, affiliate or division of the Company.

     3. Distribution of Shares.

          (a) The Company will distribute to the Participant (or to the Participant's estate in the event that his or her death occurs after a Vesting Date but before distribution of the corresponding Shares), the Shares of Common Stock represented by RSUs that vested on such vesting date as soon as administratively practicable after each Vesting Date (each such date of distribution is hereinafter referred to as a "Settlement Date") but in any event within the period ending on the later to occur of the date that is 75 days from the end of (i) Participant's tax year that includes the applicable Vesting Date or (ii) the Company's tax year that includes the applicable Vesting Date.

          (b) The Company shall not be obligated to issue to the Participant the Shares upon the vesting of any RSU (or otherwise) unless the issuance and delivery of such Shares shall comply with all relevant provisions of law and other legal requirements including, without limitation, any applicable federal or state securities laws and the requirements of any stock exchange upon which shares of Common Stock may then be listed.

     4. Restrictions on Transfer.

     The Participant shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively "transfer") any RSUs, or any interest therein, except by will or the laws of descent and distribution.

     5. Dividend and Other Shareholder Rights.

     Except as set forth in the Plan, neither the Participant nor any person claiming under or through the Participant shall be, or have any rights or privileges of, a stockholder of the Company in respect of the Shares issuable pursuant to the RSUs granted hereunder until the Shares have been delivered to the Participant.

     6. Provisions of the Plan; Acquisition Event or Change in Control Event.

          (a) This Agreement is subject to the provisions of the Plan, a copy of which is made available to the Participant with this Agreement.

          (b) Upon the occurrence of an Acquisition Event (as defined in the Plan) that is not a Change in Control Event (as defined in the Plan), each RSU (whether vested or unvested) shall inure to the benefit of the Company's successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Acquisition Event in the same manner and to the same extent as they applied to the Common Stock subject to such RSU.

          (c) Upon the occurrence of a Change in Control Event (regardless of whether such event also constitutes an Acquisition Event), each RSU shall become exercisable, realizable or vested as to number of RSUs as would be vested pursuant to Section 2(a) as though the Grant Date were the date that is one year prior to the Grant Date.

     7. Withholding Taxes.

          (a) Regardless of any action the Company or the Participant's employer ("Employer") takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding ("Tax-Related Items"), the Participant acknowledges that the ultimate liability for all Tax-Related Items legally due by him or her is and remains the Participant's responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Stock

Unit award, including the grant and vesting of the Restricted Stock Units, the receipt of cash or any dividends or dividend equivalents; and (2) do not commit to structure the terms of the award or any aspect of the Restricted Stock Units to reduce or eliminate the Participant's liability for Tax-Related Items.

          (b) In the event that the Company, subsidiary, affiliate or division is required to withhold any Tax-Related Items as a result of the award or vesting of the Restricted Stock Units, or the receipt of cash or any dividends or dividend equivalents, the Participant shall pay or make adequate arrangements satisfactory to the Company, subsidiary, affiliate or division to satisfy all withholding and payment on account obligations of the Company, subsidiary, affiliate or division. The obligations of the Company under this Agreement, including the delivery of shares upon vesting, shall be conditioned on compliance by the Participant with this Section 7. In this regard, the Participant authorizes the Company and/or the Employer to withhold all applicable Tax-Related Items legally payable by the Participant from his or her wages or other cash compensation paid to the Participant by the Company and/or the Employer. Alternatively, or in addition, if permissible under local law, the Company may withhold in shares of Common Stock an amount of shares sufficient to cover the Participant's tax liability.

          (c) The Participant will pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of the Participant's participation in the Plan or the Participant's award that cannot be satisfied by the means previously described.

          (d) As a condition to receiving any Shares, on the date of this Agreement, Participant must execute the Irrevocable Standing Order to Sell Shares attached hereto, which authorizes the Company and Charles Schwab & Co., Inc. (or such substitute brokerage firm as is contracted to manage the Company's employee equity award program, the "Broker") to take the actions described in
Section 7(b) and this Section 7(d) (the "Standing Order").

          (e) Participant understands and agrees that the number of Shares that the Broker will sell will be based on the closing price of the Common Stock on the last trading day before the applicable Vesting Date. The Participant agrees to execute and deliver such documents, instruments and certificates as may reasonably be required in connection with the sale of the Shares pursuant to this Section 7.

          (f) Participant agrees that the proceeds received from the sale of Shares pursuant to Section 7(d) will be used to satisfy the Tax-Related Items and, accordingly, Participant hereby authorizes the Broker to pay such proceeds to the Company for such purpose. Participant understands that to the extent that the proceeds obtained by such sale exceed the amount necessary to satisfy the Tax-Related Items, such excess proceeds shall be deposited into the Participants account with Broker. Participant further understands that any remaining Shares shall be deposited into such account.

          (g) The Participant represents to the Company that, as of the date hereof, he is not aware of any material nonpublic information about the Company or the Common Stock. The Participant and the Company have structured this Agreement to constitute a "binding contract" relating to the sale of Common Stock pursuant to this Section 7, consistent with the affirmative defense to liability under Section 10(b) of the Securities Exchange Act of 1934 under Rule 10b5-1(c) promulgated under such Act.

     8. Miscellaneous.

          (a) No Rights to Employment. The Participant acknowledges and agrees that the vesting of the RSUs pursuant to Section 2 hereof is earned only by continuing service as an employee at the will of the Company (not through the act of being hired or purchasing shares hereunder). The Participant further acknowledges and agrees that the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued engagement as an employee or consultant for the vesting period, for any period, or at all.

          (b) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

          (c) Waiver. Any provision for the benefit of the Company contained in this Agreement may be waived, either generally or in any particular instance, by the Board of Directors of the Company.

          (d) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and the Participant and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in Section 4 of this Agreement.

          (e) Notice. All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery or five days after deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party hereto at the address shown beneath his or its respective signature to this Agreement, or at such other address or addresses as either party shall designate to the other in accordance with this Section 8(e).

          (f) Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

          (g) Entire Agreement; Conflicts and Interpretation. This Agreement and the Plan constitute the entire agreement between the parties, and supersedes all prior agreements and understandings, relating to the subject matter of this Agreement. In the event of any conflict between this Agreement and the Plan, the Plan shall control. In the event of any ambiguity in this Agreement, or any matters as to which this Agreement is silent, the Plan shall govern including, without limitation, the provisions thereof pursuant to which the Board of Directors (or a committee thereof) has the power, among other things, to (i) interpret the Plan, (ii) prescribe, amend and rescind rules and regulations relating to the Plan and (iii) make all other determinations deemed necessary or advisable for the administration of the Plan.

          (h) Amendment. The Company may modify, amend or waive the terms of this prospectively or retroactively, but no such modification, amendment or waiver shall impair the rights of the Participant without his or her consent, except as required by applicable law, NASDAQ or stock exchange rules, tax rules or accounting rules. Any provision for the benefit of the Company contained in this Agreement may be waived, either generally or in any particular instance, by the Board of Directors (or a committee thereof) of the Company. The waiver by either party of compliance with any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by such party of a provision of this Agreement.

          (i) Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to any applicable conflicts of laws.

          (j) Unfunded Rights. The right of the Participant to receive Common Stock pursuant to this Agreement is an unfunded and unsecured obligation of the Company. The Participant shall have no rights under this Agreement other than those of an unsecured general creditor of the Company.

          (k) Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the RSUs awarded under and participation in the Plan or future options that may be awarded under the Plan by electronic means or to request the Participant's consent to participate in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written. Electronic acceptance of this Agreement pursuant to the Company's instructions to Participant (including through an online acceptance process managed by the Company's agent) is acceptable.

                                        AKAMAI TECHNOLOGIES, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        ----------------------------------------
                                        [Name of Participant]

                                        Address:
                                                 -------------------------------

                    IRREVOCABLE STANDING ORDER TO SELL SHARES

     The Participant has been granted restricted stock units ("RSUs") by Akamai Technologies, Inc. ("Akamai"), which is evidenced by a restricted stock unit agreement between me and Akamai (the "Agreement," copy attached). Provided that I remain employed by Akamai on each vesting date, the shares vest according to the provisions of the Agreement.

     I understand that on each vesting date, the shares issuable in respect of vested RSUs (the "Shares") will be deposited into my account at Charles Schwab & Co., Inc. ("Schwab") and that I will recognize taxable ordinary income as a result. Pursuant to the terms of the Agreement and as a condition of my receipt of the Shares, I understand and agree that, for each vesting date, I must sell a number of shares sufficient to satisfy all withholding taxes applicable to that ordinary income. Therefore, I HEREBY DIRECT SCHWAB TO SELL, AT THE MARKET PRICE AND ON EACH VESTING DATE LISTED ABOVE (OR THE FIRST BUSINESS DAY THEREAFTER IF A VESTING DATE SHOULD FALL ON A DAY WHEN THE MARKET IS CLOSED), THE NUMBER OF SHARES THAT AKAMAI INFORMS SCHWAB IS SUFFICIENT TO SATISFY THE APPLICABLE WITHHOLDING TAXES, WHICH SHALL BE CALCULATED BASED ON THE CLOSING PRICE OF AKAMAI'S COMMON STOCK ON THE LAST TRADING DAY BEFORE EACH VESTING DATE. I understand that Schwab will remit the proceeds to Akamai for payment of the withholding taxes.

     I hereby agree to indemnify and hold Schwab harmless from and against all losses, liabilities, damages, claims and expenses, including reasonable attorneys' fees and court costs, arising out of any (i) negligent act, omission or willful misconduct by Akamai in carrying out actions pursuant to the third sentence of the preceding paragraph and (ii) any action taken or omitted by Schwab in good faith reliance upon instructions herein or upon instructions or information transmitted to Schwab by Akamai pursuant to the third sentence of the preceding paragraph.

     I understand and agree that by signing below or effecting an online acceptance of the Agreement, I am making an Irrevocable Standing Order to Sell Shares which will remain in effect until all of the shares have vested. I also agree that this Irrevocable Standing Order to Sell Shares is in addition to and subject to the terms and conditions of any existing Account Agreement that I have with Schwab.


-------------------------------------
Signature

-------------------------------------
Print Name